UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Under Rule 14a-12
Equus Total Return, Inc.

(Name of Registrant as Specified in its Charter)
Sam P. Douglass
Douglass Trust IV — FBO S. Preston Douglass, Jr.
Douglass Trust IV — FBO Brooke Douglass
Tiel Trust FBO Sam P. Douglass
Paula T. Douglass
Tiel Trust FBO Paula T. Douglass

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note
     On March 29, 2010, Sam P. Douglass, Douglass Trust IV — FBO S. Preston Douglass, Jr., Douglass Trust IV — FBO Brooke Douglass, Tiel Trust FBO Sam P. Douglass, Paula T. Douglass and Tiel Trust FBO Paula T. Douglass filed with the Securities and Exchange Commission the following fourth amendment to their Schedule 13D with respect to Equus Total Return, Inc.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 13D
Under the Securities Exchange Act of 1934
(Amendment No. 4)*
Equus Total Return, Inc.

(Name of Issuer)
Common Stock, par value $0.001

(Title of Class of Securities)
294766100

(CUSIP Number)
Sam P. Douglass
3229 Groveland Lane
Houston, Texas 77019
and
Paula T. Douglass
3229 Groveland Lane
Houston, Texas 77019
(713) 526-9000

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)
March 29, 2010

(Date of Event which Requires Filing of this Statement)
If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box. ☐
Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.
*The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.
The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

EXPLANATORY NOTE
     This Amendment No. 4 to Schedule 13D (this “Amendment”), among other things, amends and supplements the Schedule 13D originally filed by Sam P. Douglass and Equus Corporation International on May 27, 1997, as amended by Amendment No. 1 thereto filed on June 4, 2009, Amendment No. 2 thereto filed on November 27, 2009 and Amendment No. 3 thereto filed on March 1, 2010 (the “Schedule 13D”).
     Unless set forth below, all previous Items of the Schedule 13D are unchanged. Capitalized terms used herein which are not defined herein have the meanings set forth in the Schedule 13D.
Item 4. Purpose of Transaction.
Item 4 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
     The Reporting Persons continue to be dissatisfied with the Issuer’s performance and believe that the Issuer’s Board of Directors has failed to pursue a cohesive strategy to address valuation and other strategic issues facing the Issuer and has failed to seek and put into place a chief executive officer with fund management experience. Although the Reporting Persons previously decided not to solicit proxies from the Issuer’s stockholders for use at the Issuer’s 2010 annual meeting of stockholders (the “2010 Meeting”) in order to seek election of their nominees to the Board, that decision was based in part on the recent creation by the Board of an executive committee, whose members included Mr. Douglass and four of the Issuer’s independent directors. However, the Board has since purported to disband the executive committee, and certain of the Issuer’s directors have stated an intention to take actions that would be inconsistent with the Reporting Persons’ preferred management structure and strategy.
     Accordingly, the Reporting Persons intend to solicit proxies from the Issuer’s stockholders to elect at the 2010 Meeting new directors to replace at least a majority of the Issuer’s current directors. The Reporting Persons intend to review their investments in the Issuer on a continuing basis and, depending upon the price and availability of the Issuer’s securities, subsequent developments concerning the Issuer, the Issuer’s business and prospects, general market and economic conditions and other factors deemed relevant, may decide at any time to reconsider or reformulate their position, plans or proposals with respect to the Issuer, including any plans or proposals that relate to or that would result in any of the transactions or other matters specified in clauses (a) through (j) of Item 4 of Schedule 13D of the Securities Exchange Act of 1934.
     In connection with their intended proxy solicitation, the Reporting Persons intend to file a proxy statement with the SEC to solicit stockholders of the Issuer. The Reporting Persons advise all stockholders of the Issuer to read the proxy statement when it becomes available, because it will contain important information. The proxy statement, when filed, and any other relevant documents will be available without charge on the SEC’s website at www.sec.gov. Each Reporting Person may be deemed to be a “participant” in the solicitation of proxies, and their security holdings of the Issuer are set forth in Item 5 of the Schedule 13D.
Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.
Item 6 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
     See the discussion of the Reporting Persons’ intention to solicit proxies from the Issuer’s stockholders to replace at least a majority of the Issuer’s current directors, all as referenced in Item 4 above.
     See the discussion of MCCA’s obligations under the ECMC Purchase referenced in Item 3 of Amendment No. 1 to Schedule 13D.
     Except for the relationship of Sam P. Douglass as a director of the Issuer, the relationship of Paula T. Douglass, the wife of Sam P. Douglass, as an officer of the Issuer, and as otherwise described in prior Amendment

1

No. 1 or this Amendment, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and any other person with respect to any securities of the Issuer, including, but not limited to, transfer or voting of any of the Common Stock, finder’s fees, joint ventures, loan or option arrangements, put or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.
     In accordance with Rule 13d-4 promulgated under the Securities Exchange Act of 1934, as amended, each Reporting Person expressly declares that the filing of this statement shall not be construed as an admission that he, she or it is, for purposes of Section 13(d) or Section 13(g) of such Act, the beneficial owner of any securities of the Issuer other than as expressly described in Item 5 (including the notes thereto).

2

SIGNATURE
     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.
Dated: March 29, 2010

/s/ Sam P. Douglass
Sam P. Douglass, Individually

/s/ Paula T. Douglass
Paula T. Douglass, Individually

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Douglass Trust IV for the
Benefit of S. Preston Douglass, Jr.

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Douglass Trust IV for the
Benefit of Brooke Douglass

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Tiel Trust for the Benefit of
Sam P. Douglass

/s/ Paula T. Douglass
Paula T. Douglass, as Trustee of Tiel Trust for the Benefit of
Paula T. Douglass

3